EXHIBIT 10.81

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

KYOCERA MITA/ PEERLESS LSA #5	CONFIDENTIAL

LICENSED SOFTWARE ADDENDUM #5 TO MASTER
TECHNOLOGY LICENSE AGREEMENT DATED APRIL 1, 1997

This Licensed Software Addendum #5 (hereinafter this “LSA #5”) is entered into as of February 17, 2004 (hereinafter the “Effective Date”) by and between Kyocera Mita Corporation, a Japanese corporation, with offices at 2-28, 1-chome, Tamatsukuri Chuo-ku, Osaka, 540-8585, Japan (hereinafter referred to as “KYOCERA MITA”), and Peerless Systems Corporation, a Delaware corporation, with offices at 2381 Rosecrans Ave, Suite 400, El Segundo, CA, 90245 (hereinafter referred to as “PEERLESS”), each sometimes referred to as a “Party” and jointly as “Parties” to this LSA #5.

This LSA #5 is subject to and incorporates the provisions of the Master Technology License Agreement (hereinafter referred to as “MTLA”) dated April 1, 1997 entered between PEERLESS and Kyocera Corporation, and transferred to KYOCERA MITA on April 1, 2002.

1.	DEFINITIONS

1.1 All capitalized terms used herein shall have the meaning specified in this LSA #5 or, if not defined herein, then the meaning specified in the MTLA. For terms that are defined in this Section 1 and in the MTLA, the definition provided herein shall govern for all purposes hereof.

1.2 With respect to any hardware, “Derivative KYOCERA MITA Product” means a KYOCERA MITA product incorporating PEERLESS Material and any other components that shall be bundled with and be contained in a package with the KYOCERA MITA product at the time of KYOCERA MITA’s shipment of that product to KYOCERA MITA’s customer.

1.3 “Machine Executable Copy” includes anything designated as such under the MTLA and, without limiting the foregoing, any object code, machine executable version of any Derivative Work of any Current Release or Update Release licensed to KYOCERA MITA under this LSA #5.

1.4 “SRP” is the suggested retail price in the United States of America. In the event that a legal SRP cannot be established inside the United States, the SRP of the Authorized KYOCERA MITA Device in Japan will be used. In the event that a relevant SRP is Japanese, Yen shall be established in Japan, the SRP shall be converted into U.S. dollars at TTM rate equal to the average exchange rates for the appropriate currency issued by Mizuho Corporate Bank, Limited at the end of the first and last days of the relevant quarterly accounting period (or the first business day thereafter if such day is a Sunday or other non-business day.

1.5 “Derivative Work” means (i) for copyrightable or copyrighted material that is based upon one or more preexisting works, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, or adapted; and (ii) for patentable or patented material, any improvement thereon;

(March 8, 2004)	Page 1	Initials: PEERLESS ; KYOCERA MITA

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

KYOCERA MITA/ PEERLESS LSA #5	CONFIDENTIAL

and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected or protectable by copyright, patent and/or trade secret, and that, if prepared without authorization of the owner of the copyright, patent and trade secret in such preexisting work, would constitute an infringement. For purposes hereof, a Derivative Work refers to Licensed Products as defined herein and shall also include any compilation that incorporates such a preexisting work.

2.	LICENSE

2.1	Object License Granted: Without limiting any of KYOCERA MITA’s rights under the MTLA, and subject to the provisions of this LSA #5 as well as the payment of all applicable License Fees as stated in Section 3.0 of this LSA #5 for the term of such license, PEERLESS hereby grants a non-transferable, non-exclusive, worldwide license to KYOCERA MITA:

(1) to use, copy, make, reproduce and manufacture the Authorized KYOCERA MITA Device containing Machine Executable Copies of the Licensed Products;

(2) to sell and distribute the Authorized KYOCERA MITA Device containing Machine Executable Copies of the Licensed Products in any country of the world directly, through KYOCERA MITA Distributors and/or Subsidiaries; or

(3) to sublicense to Subsidiaries the rights to use, copy, make, reproduce and manufacture the Authorized KYOCERA MITA Device containing Machine Executable Copies of the Licensed Products on behalf of KYOCERA MITA.

a.	Authorized KYOCERA MITA Device: KYOCERA MITA is authorized to use and distribute the Licensed Product(s) in object code format only listed below in the following Authorized KYOCERA MITA Devices:

i.	KYOCERA MITA produced and branded monochrome or color laser printer products with print resolution of 2400 dots per inch (dpi) or less; and KYOCERA MITA produced and branded monochrome or color laser printer products with print resolution of 2400 dots per inch (dpi) or less for an OEM customer.

ii.	KYOCERA MITA produced and branded monochrome or color copier products; and, KYOCERA MITA produced monochrome or color copier products for an OEM customer

2.2 Term And Termination: The term of the Object License or Source License shall be contemporaneous with the term of the License under the MTLA. After termination of the Object License or Source License, KYOCERA MITA may, in addition to any rights granted under the MTLA, retain one (1) copy of the Source Materials for the sole purpose of providing maintenance support or similar services in connection with any Machine Executable Copies

(March 8, 2004)	Page 2	Initials: PEERLESS ; KYOCERA MITA

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

KYOCERA MITA/ PEERLESS LSA #5	CONFIDENTIAL

distributed pursuant to the MTLA for a period of one (1) year after the date of termination of the Object License or Source License unless a Default is deemed to occur under Section 10.1(a) and Section 10.1(b) of the MTLA.

2.3 Deliverables — The Parties agree that PEERLESS has made and completed all deliverables required by this LSA #5, and no further deliverables are required under this LSA #5.

2.4 Licensed Products (As Delivered under LSA #1):

1.	PEERLESSPrint®XL

2.	PEERLESSPrint®5C

3.	PEERLESSPageTM Imaging Operating System

3.0 License Fees and Payments.

3.1 PER UNIT LICENSE FEES: For each Authorized KYOCERA MITA Device shipped pursuant to this LSA #5, PEERLESS and KYOCERA MITA agree that there shall be a non-refundable, non-transferable and non-creditable Per Unit License Fee due and paid to PEERLESS. The amount of the Per Unit License Fees for each Authorized KYOCERA MITA Device developed hereunder is shown below. The percentages in the following tables are based on the Suggest Retail Price (“SRP”) of the product in the United States.

3.2 Per Unit License Fees: The recurring Per Unit License Fee is the fee that PEERLESS charges KYOCERA MITA for the right to use PEERLESS’ Licensed Products in each Authorized KYOCERA MITA Device shipped by KYOCERA MITA is detailed below.

Product Description	Per Unit License Fee
Authorized KYOCERA MITA Device (printer) Section 2.1 (3) (a) (i)	*** of the SRP
Authorized KYOCERA MITA Device (copier) Section 2.1 (3) (a) (ii)	*** of the SRP

3.3 BLOCK LICENSE.

3.3.1 Block License Grant. In lieu of paying the required Per Unit Royalty Fee on an “as incurred” basis, PEERLESS has granted KYOCERA MITA a Block License under which KYOCERA MITA may offset the Per Unit Royalties incurred by the Authorized KYOCERA MITA Devices identified in Section 2.1 herein.

3.3.2 Block License Payment. PEERLESS has granted KYOCERA MITA a Block License for PEERLESS Licensed Products contained in the Authorized KYOCERA MITA Devices. This Block License will be granted for non-refundable, non-transferable and non-creditable payment of *** dollars (U.S.$ ***).

(March 8, 2004)	Page 3	Initials: PEERLESS ; KYOCERA MITA

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

KYOCERA MITA/ PEERLESS LSA #5	CONFIDENTIAL

3.3.3 Block License Terms and Conditions. The terms and conditions of the PEERLESS granted Block License to KYOCERA MITA are as follows.

a)	The utilization of the Block License shall apply to the use of all PEERLESS Licensed Products named in this LSA #5 (as listed in Section 2.1 herein).

b)	For the distribution of the Authorized KYOCERA MITA Devices named in this LSA #5, KYOCERA MITA may apply the reduced Per Unit License Fees for each object code copy of the PEERLESS Licensed Product as set out below in Section 3.3.4 herein.

c)	KYOCERA MITA will apply the above stated Per Unit Recurring License Fee to the actual number of Authorized KYOCERA MITA Devices shipped which contain the object code copies of the PEERLESS Licensed Products and will thus calculate the equivalent earned Per Unit Recurring License Fee.

d)	The Per Unit Recurring License Fees stated in Section 3.3.4 below, shall apply until the crediting of the equivalent earned recurring license fee equals *** dollars (U.S.$ ***).

e)	Upon exhaustion of the *** dollars (U.S. $***) Block License, the following actions may take place at KYOCERA MITA’s option:

i)	KYOCERA MITA, at its sole discretion, may purchase additional Block License(s) in the amount of *** dollars (U.S. $***) each under the same terms and conditions as enumerated herein.

ii)	KYOCERA MITA, at its sole discretion may decide not to purchase an additional Block License as set forth in e) i) above; in which case, the recurring Per Unit License Fee for each Authorized KYOCERA MITA Device named in this LSA #5 would revert to rate as defined in Section 3.2 herein.

3.3.4 License Fees for Authorized KYOCERA MITA Devices authorized in this LSA #5 under this Block License:

Product Description	Per Unit License Fee
Authorized KYOCERA MITA Device (printer) Section 2.1 (3) (a) (i)	*** of the SRP
Authorized KYOCERA MITA Device (copier) Section 2.1 (3) (a) (ii)	*** of the SRP

3.4 Exclusion of Other Recurring License Fees. The Recurring License Fees associated with fonts provided by Adobe Systems Incorporated are not included in the Per Unit Recurring License Fees or Distribution Fee outlined above. Such Recurring Fees, if applicable, must be negotiated by KYOCERA MITA with, and paid directly to, PEERLESS. The Recurring License

(March 8, 2004)	Page 4	Initials: PEERLESS ; KYOCERA MITA

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

KYOCERA MITA/ PEERLESS LSA #5	CONFIDENTIAL

Fees associated with fonts provided by Agfa Corporation or Bitstream Inc. are not included in the Per Unit Recurring License Fees or Distribution Fee outlined above. Such Recurring Fees, if applicable, must be negotiated by KYOCERA MITA with, and paid directly to, the respective entity.

3.5 Royalty Payment. KYOCERA MITA shall pay royalties due hereunder in United States Dollars.

4.	NOTICES

For the purpose of this LSA #5, the notices required are:

For:

PEERLESS PAGETM is a trademark of the PEERLESS Systems Corporation; and,

PEERLESSPrint®XL, PEERLESSPrint®5E and Memory Reduction Technology® are registered trademarks PEERLESS Systems Corporation; and

COPYRIGHT© 2002 PEERLESS Systems Corporation

5.	ANNOUNCEMENTS

Pursuant to Paragraph 15.1 of the MTLA and in addition to the obligations set out in Section 15 of the MTLA, the Parties’ obligations to disclose the use of the Licensed Products in Marketing Literature under this LSA#5 are as follows:

5.1 Marketing Materials. All KYOCERA MITA marketing materials on the Authorized KYOCERA MITA Device will refer to the Licensed Products by the PEERLESS trade name when those Licensed Products are utilized in the Authorized KYOCERA MITA Device, referred to or described in KYOCERA MITA’s marketing materials.

5.2 Press Releases. Once KYOCERA MITA has issued a public statement announcing the Authorized KYOCERA MITA Device, PEERLESS may also disclose in any PEERLESS advertisement or other promotional material naming KYOCERA MITA and the technology licensed to KYOCERA MITA for its Authorized KYOCERA MITA Device, provided that PEERLESS shall not disclose in such press release any other details about the Authorized KYOCERA MITA Device without KYOCERA MITA’s prior written approval, which approval shall not be unreasonably withheld.

6.	TRAINING

No training is provided under this LSA #5.

(March 8, 2004)	Page 5	Initials: PEERLESS ; KYOCERA MITA

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

KYOCERA MITA/ PEERLESS LSA #5	CONFIDENTIAL

7.	TELEPHONE SUPPORT

No telephone support is provided under this LSA #5.

8.	WARRANTY

No warranty is provided under this LSA #5.

9.	PAYMENT SCHEDULE

Payment Schedule

1. Block License Payment #1 within thirty (30) days of execution of this LSA #5 or April 30, 2004, whichever comes first	US$***
2. Block License Payment #2 within one hundred twenty (120) days of execution of this LSA #5 or July 30, 2004, whichever comes first	US$***
3. Block License Payment #5 within two hundred ten (210) days of execution of this LSA #5 or October 30, 2004, whichever comes first	US$***
4. Block License Payment #4 within three hundred (300) days of execution of this LSA #5 or January 30, 2005, whichever comes first	US$***
5. Block License Payment #5 within three hundred ninety (390) days of execution of this LSA #5 or May 30, 2005, whichever comes first	US$***
TOTAL	US$***

IN WITNESS WHEREOF, each of KYOCERA MITA and PEERLESS has executed this LSA #5 by its duly authorized officer as of the Effective Date:

KYOCERA MITA CORPORATION	PEERLESS SYSTEMS CORPORATION

By:/s/ Makoto Koga	By:/s/ William Neil
(Authorized Signature)	(Authorized Signature)
Name: Makoto Koga	Name: William Neil
Title: Senior General Manager	Title: Vice President of Finance and CFO
Date: April 27, 2004	Date: April 16, 2004

(March 8, 2004)	Page 6	Initials: PEERLESS ; KYOCERA MITA